UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 20, 2017

Date of Report (Date of earliest event reported)

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue
Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in Yahoo! Inc.’s (“Yahoo” or the “Company”) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 25, 2016, Yahoo and Verizon Communications Inc. (“Verizon”) entered into a Stock Purchase Agreement (the “Original Stock Purchase Agreement”) on July 23, 2016, pursuant to which Yahoo has agreed to sell, and Verizon has agreed to purchase (the “Sale”), all of the outstanding shares of Yahoo Holdings, Inc., a wholly-owned subsidiary of Yahoo (“Yahoo Holdings”) (and prior to the Sale to cause Yahoo Holdings to sell to a foreign subsidiary of Verizon all of the equity interests in a foreign subsidiary of Yahoo Holdings that will hold certain foreign subsidiaries relating to the Operating Business (as defined below) of Yahoo), which, immediately prior to the completion of the Sale, will own the Operating Business. Also as previously announced, concurrently with the execution of the Original Stock Purchase Agreement, Yahoo and Yahoo Holdings entered into a Reorganization Agreement (the “Original Reorganization Agreement”), pursuant to which Yahoo will transfer to Yahoo Holdings prior to the consummation of the Sale all of its assets and liabilities relating to the operating business of Yahoo (the “Operating Business”), other than specific excluded assets and retained liabilities.

On February 20, 2017, Yahoo and Verizon entered into an Amendment to Stock Purchase Agreement amending the Original Stock Purchase Agreement (the “SPA Amendment” and, together with the Original Stock Purchase Agreement, the “Amended Stock Purchase Agreement”), and, concurrently with the execution of the SPA Amendment, Yahoo and Yahoo Holdings entered into an Amendment to Reorganization Agreement amending the Original Reorganization Agreement (the “RA Amendment” and, together with the Original Reorganization Agreement, the “Amended Reorganization Agreement”). Additionally, concurrently with the execution of the SPA Amendment and the RA Amendment, Yahoo, Yahoo Holdings and Verizon entered into a Settlement and Release Agreement (the “Settlement and Release Agreement” and, together with the SPA Amendment and the RA Amendment, the “Amendment Documents,” and the transactions contemplated by the Amended Stock Purchase Agreement, the Amended Reorganization Agreement, and the Settlement and Release Agreement, the “Revised Transactions”).

Pursuant to the terms of the SPA Amendment, among other things, (a) the consideration to be paid by Verizon to Yahoo in connection with the Sale is reduced by $350,000,000 to $4,475,800,000 in cash, subject to certain adjustments as provided in the Amended Stock Purchase Agreement; (b) the termination fee to be paid by Yahoo to Verizon in certain circumstances is reduced to $134,274,000; (c) the date after which each of Yahoo and Verizon may terminate the Amended Stock Purchase Agreement if the Closing (as defined in the Amended Stock Purchase Agreement) has not occurred has been extended to July 24, 2017; and (d) certain data security incidents to which Yahoo has been subject will be disregarded, subject to certain exceptions, for purposes of determining whether the conditions to Closing relating to breaches by the Company of its representations, warranties, and covenants in the Amended Stock Purchase Agreement have been satisfied and whether a “Business Material Adverse Effect” under the Amended Stock Purchase Agreement has occurred.

Pursuant to the terms of the RA Amendment, among other things, (a) upon and after the Closing, the Company will retain certain post-closing cash liabilities arising out of governmental or third party investigations, litigations or other claims related to certain data security incidents and other data breaches incurred by the Company that were to be assumed by Yahoo Holdings under the Original Reorganization Agreement; (b) Verizon will indemnify the Company for 50 percent (with the Company being responsible for the remaining 50 percent) of any such liabilities that have not been finally determined and entered or stipulated against the Company prior to the Closing; and (c) the Company will be responsible for 100 percent of any such liabilities that are finally determined and entered or stipulated against the Company or its subsidiaries prior to the Closing.

Pursuant to the terms of the Settlement and Release Agreement, among other things, Verizon released certain claims, subject to certain exceptions, it (and its affiliates and representatives) may have against the Company (or its affiliates and representatives) relating to certain data security incidents and other data breaches incurred by the Company.

Additional Information

Other than as expressly modified pursuant to the Amendment Documents, the Original Stock Purchase Agreement and the Original Reorganization Agreement, which were previously filed as Exhibit 2.1 and Exhibit 2.2, respectively, to Yahoo’s Current Report on Form 8-K filed with the SEC on July 25, 2016, remain in full force and effect.

The Amendment Documents are attached as Exhibits to this Current Report on Form 8-K to provide stockholders with information regarding their terms. They are not intended to provide any other factual information about Yahoo. The Amendment Documents contain representations and warranties by each of the parties to the applicable Amendment Documents. These representations and warranties were made solely for the benefit of the other parties to each such Amendment Document and (i) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Amendment Documents by confidential disclosure schedules that were delivered to the other parties thereto in connection with the signing of the Amendment Documents, which disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations, warranties, and covenants set forth in the Amendment Documents, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders, and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in such Amendment Document. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Amendment Documents, which subsequent information may or may not be fully reflected in public disclosures by Yahoo or Verizon. Accordingly, you should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Yahoo or Verizon.

The foregoing summaries of the SPA Amendment, the RA Amendment, and the Settlement and Release Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the SPA Amendment, the RA Amendment, and the Settlement and Release Agreement, respectively, copies of which are attached to this Current Report on Form 8-K as Exhibit 2.1, Exhibit 2.2, and Exhibit 10.1, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On February 21, 2017, Yahoo and Verizon issued a joint press release announcing the execution of the Amendment Documents. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment to Stock Purchase Agreement, dated February 20, 2017, by and between Yahoo! Inc. and Verizon Communications Inc.

2.2	Amendment to Reorganization Agreement, dated February 20, 2017, by and between Yahoo! Inc. and Yahoo Holdings, Inc.

10.1	Settlement and Release Agreement, dated February 20, 2017, by and among Yahoo! Inc., Yahoo Holdings, Inc., and Verizon Communications Inc.

99.1	Joint Press Release of Yahoo! Inc. and Verizon Communications Inc., issued on February 21, 2017

Forward-Looking Statements.

This communication contains forward-looking statements concerning the proposed sale of the Operating Business. Risks and uncertainties may cause actual results to differ materially from the results predicted. Potential risks and uncertainties include, among others: (i) the inability to consummate the Revised Transactions in a timely manner or at all, due to the inability to obtain or delays in obtaining approval of Yahoo’s stockholders, the necessary regulatory approvals, or satisfaction of other conditions to the closing of the Revised Transactions; (ii) the existence or occurrence of any event, change, or other circumstance that could give rise to the termination of the Amended Stock Purchase Agreement, which, in addition to other adverse consequences, could result in the Company incurring substantial fees, including, in certain circumstances, the payment of a termination fee to Verizon under the Amended Stock Purchase Agreement; (iii) potential adverse effects on Yahoo’s relationships with its existing and potential advertisers, suppliers, customers, vendors, distributors, landlords, licensors, licensees, joint venture partners and other business partners; (iv) the implementation of the Revised Transactions will require significant time, attention and resources of Yahoo’s senior management and others within Yahoo, potentially diverting their attention from the conduct of Yahoo’s business; (v) risks related to Yahoo’s ability to retain or recruit key talent; (vi) costs, fees, expenses and charges related to or triggered by the Revised Transactions; (vii) the net proceeds that the Company will receive from Verizon is subject to uncertainties as a result of the purchase price adjustments in the Amended Stock Purchase Agreement; (viii) restrictions on the conduct of Yahoo’s business, including the ability to make certain acquisitions and divestitures, enter into certain contracts, and incur certain indebtedness and expenditures until the earlier of the completion of the Revised Transactions or the termination of the Amended Stock Purchase Agreement; (ix) potential adverse effects on Yahoo’s business, properties, or operations caused by Yahoo implementing the Revised Transactions or foregoing opportunities that Yahoo might otherwise pursue absent the pending Revised Transactions; (x) the initiation or outcome of any legal proceedings or regulatory proceedings that may be instituted against Yahoo and its directors and/or officers relating to the Revised Transactions; and (xi) following the Closing, the Company will be required to register and be regulated as an investment company under the Investment Company Act of 1940, which will result in, among other things, the Company having to comply with the regulations thereunder, certain stockholders potentially being prohibited from holding or acquiring shares of the Company, and the Company likely being removed from the Standard and Poor’s 500 Index and other indices which could have an adverse impact on the Company’s share price following the Revised Transactions.

All of these risks and uncertainties could potentially have an adverse impact on Yahoo’s business and financial performance, and could cause its stock price to decline.

More information about other potential factors that could affect Yahoo’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Yahoo’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, which are on file with the SEC and available on the SEC’s website at www.sec.gov. All information set forth in this communication is as of February 21, 2017. Yahoo does not intend, and undertakes no duty, to update this information to reflect subsequent events or circumstances.

Important Additional Information and Where to Find It.

On September 9, 2016, Yahoo filed with the SEC a preliminary proxy statement regarding the proposed sale of Yahoo’s operating business to Verizon. Yahoo will file with the SEC a definitive version of the proxy statement, which will be sent or provided to Yahoo stockholders when available. The information contained in the preliminary proxy statement is not complete and may be changed. BEFORE MAKING ANY VOTING DECISION, YAHOO’S STOCKHOLDERS ARE STRONGLY ADVISED TO READ YAHOO’S PRELIMINARY PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND, WHEN IT BECOMES AVAILABLE, YAHOO’S DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE REVISED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REVISED TRANSACTIONS. Investors and stockholders may obtain a free copy of Yahoo’s preliminary proxy statement and any amendments or supplements to the preliminary proxy statement, Yahoo’s definitive proxy statement (when available) and any amendments or supplements to the definitive proxy statement (when available), and other documents filed by Yahoo with the SEC (when available) in connection with the Revised Transactions for no charge at the SEC’s website at www.sec.gov, on the Investor Relations page of Yahoo’s website investor.yahoo.net, or by writing to Investor Relations, Yahoo! Inc., 701 First Avenue, Sunnyvale, CA 94089.

Yahoo and its directors and executive officers, as well as Verizon and its directors and executive officers, may be deemed participants in the solicitation of proxies from Yahoo’s investors and stockholders in connection with the Revised Transactions. Information concerning the ownership of Yahoo securities by Yahoo’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information is also available in Yahoo’s annual report on Form 10-K for the year ended December 31, 2015, as amended, and Yahoo’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on May 23, 2016. Information about Verizon’s directors and executive officers is set forth in Verizon’s annual report on Form 10-K for the year ended December 31, 2015 and Verizon’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 21, 2016. Information regarding Yahoo’s directors, executive officers, and other persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in connection with the Revised Transactions, including their respective interests by security holdings or otherwise, also is set forth in the preliminary proxy statement described above and will be set forth in the definitive proxy statement relating to the Revised Transactions when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

By:	/s/ Kenneth A. Goldman
Kenneth A. Goldman
Chief Financial Officer

Date: February 21, 2017

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment to Stock Purchase Agreement, dated February 20, 2017, by and between Yahoo! Inc. and Verizon Communications Inc.

2.2	Amendment to Reorganization Agreement, dated February 20, 2017, by and between Yahoo! Inc. and Yahoo Holdings, Inc.

10.1	Settlement and Release Agreement, dated February 20, 2017, by and among Yahoo! Inc., Yahoo Holdings, Inc., and Verizon Communications Inc.

99.1	Joint Press Release of Yahoo! Inc. and Verizon Communications Inc., issued on February 21, 2017